SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest event reported):

                               September 16, 1998


                          INTERNATIONAL FIBERCOM, INC.
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             (Exact name of registrant as specified in its charter)


                                     Arizona
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                 (State or other jurisdiction of incorporation)


         1-9690                                           86-0271282
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(Commission File Number)                    (IRS Employer Identification Number)




             3410 East University, Suite 180, Phoenix, Arizona 85034
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             (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (602) 941-1900


         Former Address - 3615 South 28th Street, Phoenix, Arizona 85040
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          (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        (a) Effective September 1, 1998, the Company acquired all of the issued and outstanding capital stock of United Tech, Inc., a Florida corporation ("United Tech"), from the former shareholders of United Tech, in exchange for 1,502,000 restricted shares of Common Stock of the Company. The transaction closed on September 16, 1998.

        Effective September 1, 1998, the Company acquired all of the issued and outstanding capital stock of Diversitec, Inc., a Virginia corporation
("Diversitec"), from the former shareholders of Diversitec, in exchange for 1,752,000 restricted shares of Common Stock of the Company. The transaction closed on September 18, 1998.

        (b) United Tech designs, builds and installs the systems used in central offices of the Regional Bell Operating Companies ("RBOC's"), independent telephone companies and competitive local exchange carriers ("CLEC's"). Diversitec buys, sells, assembles and repairs the digital plug-in switching circuit boards and systems used in the central offices of RBOC's, independent telephone companies and CLEC's. It is a value-added reseller of central office telecommunications equipment of Lucent Technologies, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) THE FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of United Tech and Diversitec are currently being audited and are not available at this date. Such financial statements will be filed not later than 60 days after the date of this report.

        (b) PRO FORMA FINANCIAL INFORMATION. See (a) above.

        (c) EXHIBITS.

                1. Stock Purchase Agreement, dated as of September 1, 1998, by and among the Company, United Tech, and the holders of the capital stock of United Tech. (Exhibits and Schedules omitted).

                2. Stock Purchase Agreement, dated as of September 1, 1998, by and among the Company, Diversitec, and the holders of the capital stock of Diversitec. (Exhibits and Schedules omitted).

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNATIONAL FIBERCOM, INC.




                                           /s/ Joseph P. Kealy
                                          -----------------------------------
                                          Joseph P. Kealy
                                          Chairman of the Board and President


Dated: October 1, 1998



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